Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Hassane El-Khoury, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Cypress Semiconductor Corporation for the year ended December 30, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Cypress Semiconductor Corporation.

Dated:	February 27, 2019	By:	/s/ HASSANE EL-KHOURY
HASSANE EL-KHOURY
President and Chief Executive Officer